RAREVIEW SYSTEMATIC EQUITY ETF

Ticker Symbol: RSEE

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

February 1, 2026

Advised by:

Rareview Capital LLC

10785 W. Twain Ave., Suite 210

Las Vegas, NV 89135

1-888-783-8637

www.rareviewcapital.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, dated February 1, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.rareviewcapital.com or by calling 1-888-783-8637. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Investment Objective: The Rareview Systematic Equity ETF (the “Fund”) seeks returns that exceed global developed and emerging markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses
(expenses that you pay each year
as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses
Interest Expense	1.31%
Remaining Other Expenses	0.51%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	3.03%
Fee Waiver and/or Expense Reimbursement(2)	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.77%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	Rareview Capital LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.35% of average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2027 and may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Limitation Agreement: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$280	$912	$1,569	$3,328

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund had a portfolio turnover rate of 126%.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in exchange traded funds that primarily invest in equity securities of domestic, foreign or emerging market issuers of any market capitalization (“Underlying Equity ETFs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any amounts of borrowings) in Underlying Equity ETFs. In investing in Underlying Equity ETFs, the Fund seeks investment exposure to one or more of the following equity sub-strategies: (1) U.S Large Capitalization, (2) U.S. Small Capitalization, (3) Emerging Markets, or (4) Non-U.S. Developed Markets securities (each a “sub-strategy and collectively, the “sub-strategies”).

●	U.S. Large Capitalization. The Fund considers large capitalization securities to be those companies with market capitalizations of $10 billion or more.

●	U.S. Small Capitalization. The Fund defines small capitalization companies as those at time of purchase with market capitalizations below $3 billion or in the range of those market capitalizations of companies included in the Russell 2000 Index at the time of purchase.

●	Emerging Markets. The Fund considers an emerging market country to include any country that is (1) generally recognized to be an emerging market country by the international financial community, including the World Bank; (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index. The Adviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (3) the investment is included in an index representative of emerging markets; and (4) the investment is exposed to the economic risks and returns of emerging markets.

●	Non U.S. Developed Markets. The Fund defines a developed ex-US ETF as one that is comprised of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.

In managing the Fund’s assets, the Adviser utilizes the sub-adviser’s quantitative investment system. The sub-adviser’s proprietary system uses multiple data sets, including price, market volatility, and changes in U.S. credit markets and algorithms to determine how to allocate the Fund’s portfolio amongst the sub-strategies. When the sub-adviser’s quantitative investment system indicates a positive return for the strategy, the Fund will invest up to 133% of the Fund’s portfolio in the Underlying Equity ETFs and equity index futures contracts that represent the sub-strategies. When the sub-adviser’s quantitative investment system indicates a negative return, the adviser will use equity index futures contracts to provide short investment exposure to the applicable sub-strategy. There may be instances when the sub-adviser’s quantitative investment system indicates a negative return for all four sub-strategies, which will result in the Fund’s assets being primarily invested in cash or cash equivalents. The Fund will use futures to increase the Fund’s combined long and short exposure. The use of futures creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, may amplify the effects of market volatility on the Fund’s net asset value (“NAV”). The Fund may invest in an affiliated money market fund that is also advised by the Adviser.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful.

Affiliated Fund Risk. The Fund invests in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Affiliated Funds. The Adviser will receive more revenue to the extent it selects Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Adviser may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Affiliated Funds.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Derivatives Risk. The Fund may be subject to the risks of investing in derivative instruments. The value of a derivative may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives can be highly volatile and illiquid and may entail investment exposure greater than the total value of the derivatives’ underlying assets (their “notional amount”).

●	Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. Investing in futures usually exposes investors in a greater degree of leverage than other investments. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Equity Risk. The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	No Guarantee of Active Trading Market. While shares are listed on the Exchange, there can be no assurance that an active trading market for the shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

●	Trading Issues. Trading in shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange which may result in the shares being delisted. An active trading market for the shares may not be developed or maintained. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the shares.

●	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the shares. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the shares and in executing trades, which can lead to differences between the market value of the shares and the Fund’s NAV.

○	The market price of the shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the shares than the Fund’s NAV, which is reflected in the bid and ask price for the shares or in the closing price.

○	In stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the shares may, in turn, lead to differences between the market value of the shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. and Canada that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. and Canadian companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. and Canadian markets.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for shares (including through a trading halt), as well as other factors, may result in shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the shares that were bought or sold or the shareholder may be unable to sell his or her shares. The securities held by the Fund may be trade in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity, in the markets for the Fund’s underlying holdings. There are various methods by which investors can purchase and sell shares. Investors should consult their financial intermediaries before purchasing or selling shares of the Fund.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Money Market Fund Risk.  The Fund may invest in money market funds in order to manage its cash component.  An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency.  Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market fund. The Fund may invest in an affiliated money market fund. The Adviser, therefore, is subject to conflicts of interest in allocating the Fund’s assets to the affiliated fund because it will receive more revenue to the extent it selects the affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Portfolio Turnover Risk. The Fund may turn over its portfolio investments for a variety of reasons, including for asset allocation rebalances, changes in a closed-end fund’s valuation, temporary defensive positions, dividend capture strategies, or short-term trading strategies. Investments may be sold when, in the opinion of the Adviser, investment considerations warrant such action, without regard to the length of time held. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in derivatives, may have the effect of increasing the Fund’s annual rate of portfolio turnover. If investments are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous U.S. federal tax rates.

Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by calling 1-888-783-8637 and may also be available at www.rareviewcapital.com.

Performance Bar Chart

Best Quarter:	06/30/2025	10.04%
Worst Quarter:	09/30/2023	-6.69%

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended December 31, 2025, was 20.36%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Since Inception (1/20/22)
Return Before Taxes	20.36%	11.44%
Return After Taxes on Distributions	20.22%	10.50%
Return After Taxes on Distributions and Sale of Fund Shares	12.04%	8.71%
MSCI ACWI Index(1)	22.34%	10.57%

(1) The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,511 constituents, the index covers approximately 85% of the global investable equity opportunity set. Index returns, unlike the Fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Rareview Capital LLC.

Investment Sub-Adviser: GST Management, LLC dba RegimePilot (the “Sub-Adviser”).

Portfolio Managers-: Neil Azous, Chief Investment Officer and Portfolio Manager of the Adviser, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily for in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Performance information regarding the Fund and information regarding its NAV per share can be found at www.rareviewcapital.com.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. If you are investing through a tax-free plan, you will be taxed upon withdrawal from your account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.